-more- Aug. 4, 2025 Analyst Contact: Megan Patterson 918-561-5325 Media Contact: Alicia Buffer 918-861-3749 ONEOK Announces Higher Second Quarter 2025 Earnings and Affirms 2025 Financial Guidance Ranges Record Rocky Mountain Region NGL Raw Feed Throughput Volumes TULSA, Okla. - Aug. 4, 2025 - ONEOK, Inc. (NYSE: OKE) today announced higher second quarter 2025 results and affirmed full-year 2025 financial guidance ranges. Higher Second Quarter 2025 Results, Compared With Second Quarter 2024: • Net income of $853 million (includes noncontrolling interests). • Net income attributable to ONEOK of $841 million, resulting in $1.34 per diluted share. • Adjusted EBITDA of $1.98 billion (includes $21 million of transaction costs). • 11% increase in Rocky Mountain region NGL raw feed throughput volumes. • Repaid nearly $600 million of senior notes. “ONEOK’s higher second-quarter performance reflects the strategy of our contiguous integrated business model and sustained demand for the critical energy services we provide,” said Pierce H. Norton II, ONEOK president and chief executive officer. “Our strategic acquisitions are delivering tangible benefits as we continue to make meaningful progress on acquisition-related synergies and organic growth. “Our focused investments in high-return projects provide significant operating leverage and position us to capture incremental growth across key production regions, including our expanded and enhanced presence in the Permian Basin,” added Norton. “Backed by a strong balance sheet, long-standing and stable customer base and diversified earnings from across our value chain, ONEOK remains well positioned to deliver long-term value to stakeholders.” Exhibit 99.1

ONEOK Announces Higher Second Quarter 2025 Earnings and Affirms 2025 Financial Guidance Ranges Aug. 4, 2025 Page 2 -more- SECOND QUARTER 2025 FINANCIAL HIGHLIGHTS Three Months Ended Six Months Ended June 30, June 30, 2025 2024 2025 2024 (Millions of dollars, except per share amounts) Net income (a) $ 853 $ 780 $ 1,544 $ 1,419 Net income attributable to ONEOK (a) $ 841 $ 780 $ 1,477 $ 1,419 Diluted earnings per common share (a) $ 1.34 $ 1.33 $ 2.38 $ 2.42 Adjusted EBITDA (b) $ 1,981 $ 1,624 $ 3,756 $ 3,065 Operating income (a) $ 1,431 $ 1,229 $ 2,651 $ 2,293 Operating costs $ 706 $ 569 $ 1,458 $ 1,138 Depreciation and amortization $ 368 $ 262 $ 748 $ 516 Equity in net earnings from investments $ 81 $ 88 $ 189 $ 164 Maintenance capital $ 126 $ 92 $ 200 $ 166 Capital expenditures (includes maintenance) $ 749 $ 479 $ 1,378 $ 991 (a) Amounts for the three and six months ended June 30, 2025, include pretax impacts of $22 million and $64 million, respectively, of transaction costs, related primarily to the EnLink acquisition, resulting in a net impact of 3 cents and 8 cents per diluted share after tax, respectively. (b) Amounts for the three and six months ended June 30, 2025, include $21 million and $52 million, respectively, of transaction costs related primarily to the EnLink acquisition. Transaction costs of $1 million and $12 million, respectively, were noncash and not included in adjusted EBITDA. Adjusted EBITDA is a non-GAAP measure and is explained in greater detail in the Non- GAAP Financial Measures section. HIGHLIGHTS: • In May 2025, ONEOK acquired the remaining 49.9% interest in Delaware G&P LLC (Delaware Basin JV). • In May 2025, ONEOK repurchased $169 million of senior notes for an aggregate repurchase price of $133 million, including accrued and unpaid interest. • In June 2025, ONEOK repaid the remaining $422 million of 4.15% senior notes at maturity. • In July 2025, ONEOK acquired an additional 30% interest in BridgeTex Pipeline Company, LLC, resulting in a 60% ownership interest. • In July 2025, ONEOK declared a quarterly dividend of $1.03 per share, or $4.12 per share annualized. • As of June 30, 2025: ◦ No borrowings outstanding under ONEOK's $3.5 billion credit agreement. ◦ $97 million of cash and cash equivalents. • Sustainability highlights: ◦ In May 2025, ONEOK received an MSCI ESG Rating of AAA. ◦ In June 2025, ONEOK was included in the FTSE4Good Index.

ONEOK Announces Higher Second Quarter 2025 Earnings and Affirms 2025 Financial Guidance Ranges Aug. 4, 2025 Page 3 -more- SECOND QUARTER 2025 FINANCIAL PERFORMANCE ONEOK reported second quarter 2025 net income attributable to ONEOK and adjusted EBITDA of $841 million and $1.98 billion, respectively. Results were driven primarily by the positive impact of the EnLink and Medallion acquisitions across ONEOK’s system. Results were partially offset by the divestiture of certain assets in 2024. Additionally, second quarter 2025 adjusted EBITDA included $21 million of transaction costs related primarily to the EnLink acquisition. BUSINESS SEGMENT RESULTS: Natural Gas Liquids Segment Three Months Ended Six Months Ended June 30, June 30, Natural Gas Liquids Segment 2025 2024 2025 2024 (Millions of dollars) Adjusted EBITDA $ 673 $ 635 $ 1,308 $ 1,223 Capital expenditures $ 135 $ 285 $ 306 $ 538 The increase in second quarter 2025 adjusted EBITDA, compared with second quarter 2024, primarily reflects: • A $50 million increase due to adjusted EBITDA from EnLink; offset by • An $11 million decrease in exchange services due primarily to lower average fee rates in the Mid-Continent region and higher inventory of unfractionated natural gas liquids (NGLs) due to unplanned outages, offset partially by higher volumes in the Rocky Mountain region. The increase in adjusted EBITDA for the six-month 2025 period, compared with the same period last year, primarily reflects: • A $115 million increase due to adjusted EBITDA from EnLink; • An $8 million increase in transportation and storage due primarily to the acquisition of an NGL pipeline system from Easton Energy in June 2024; offset by • A $17 million decrease in optimization and marketing due primarily to narrower product price differentials; • A $16 million increase in operating costs due primarily to higher employee-related costs associated with the growth of ONEOK’s operations; and • A $9 million decrease in exchange services due primarily to lower average fee rates and lower volumes in the Mid-Continent region and higher transportation costs, offset partially by higher volumes and higher average fee rates in the Rocky Mountain region.

ONEOK Announces Higher Second Quarter 2025 Earnings and Affirms 2025 Financial Guidance Ranges Aug. 4, 2025 Page 4 -more- Refined Products and Crude Segment Three Months Ended Six Months Ended June 30, June 30, Refined Products and Crude Segment 2025 2024 2025 2024 (Millions of dollars) Adjusted EBITDA $ 557 $ 467 $ 1,028 $ 848 Capital expenditures $ 184 $ 33 $ 325 $ 75 The increase in second quarter 2025 adjusted EBITDA, compared with second quarter 2024, primarily reflects: • An $89 million increase due to adjusted EBITDA from Medallion and EnLink; and • A $21 million decrease in operating costs due primarily to lower outside services and property taxes associated with timing; offset by • An $8 million decrease in optimization and marketing due primarily to lower liquids blending differentials, offset partially by higher volumes; and • A $7 million decrease in adjusted EBITDA from unconsolidated affiliates due primarily to lower BridgeTex earnings. The increase in adjusted EBITDA for the six-month 2025 period, compared with the same period last year, primarily reflects: • A $182 million increase due to adjusted EBITDA from Medallion and EnLink; • A $34 million decrease in operating costs due primarily to lower outside services and property taxes associated with timing; and • A $6 million increase in adjusted EBITDA from unconsolidated affiliates due primarily to higher Saddlehorn earnings from ONEOK’s 10% ownership interest increase in March 2024 and higher BridgeTex earnings; offset by • A $35 million decrease in optimization and marketing due primarily to lower liquids blending differentials, offset partially by higher volumes; and • A $16 million decrease in transportation and storage due primarily to timing of operational gains and losses and lower volumes on ONEOK’s legacy system. Natural Gas Gathering and Processing Segment Three Months Ended Six Months Ended June 30, June 30, Natural Gas Gathering and Processing Segment 2025 2024 2025 2024 (Millions of dollars) Adjusted EBITDA $ 540 $ 371 $ 1,031 $ 677 Capital expenditures $ 341 $ 101 $ 582 $ 217

ONEOK Announces Higher Second Quarter 2025 Earnings and Affirms 2025 Financial Guidance Ranges Aug. 4, 2025 Page 5 -more- The increase in second quarter 2025 adjusted EBITDA, compared with second quarter 2024, primarily reflects: • A $240 million increase due to adjusted EBITDA from EnLink; and • An $18 million increase from higher volumes due primarily to increased production in the Mid-Continent and Rocky Mountain regions; offset by • A $59 million decrease from the divestiture of certain non-strategic assets in 2024; and • A $33 million decrease due primarily to lower realized NGL prices, net of hedging, offset partially by higher realized natural gas prices, net of hedging. The increase in adjusted EBITDA for the six-month 2025 period, compared with the same period last year, primarily reflects: • A $453 million increase due to adjusted EBITDA from EnLink; and • A $34 million increase from higher volumes due primarily to increased production in the Mid-Continent and Rocky Mountain regions; offset by • A $65 million decrease from the divestiture of certain non-strategic assets in 2024; • A $52 million decrease due primarily to lower realized NGL prices, net of hedging, offset partially by higher realized natural gas prices, net of hedging; and • A $14 million increase in operating costs due primarily to higher employee-related costs associated with the growth of ONEOK’s operations. Natural Gas Pipelines Segment Three Months Ended Six Months Ended June 30, June 30, Natural Gas Pipelines Segment 2025 2024 2025 2024 (Millions of dollars) Adjusted EBITDA $ 188 $ 152 $ 400 $ 317 Capital expenditures $ 52 $ 52 $ 114 $ 131 The increase in second quarter 2025 adjusted EBITDA, compared with second quarter 2024, primarily reflects: • A $69 million increase due to adjusted EBITDA from EnLink; offset by • A $31 million decrease due to the interstate natural gas pipeline divestiture. The increase in adjusted EBITDA for the six-month 2025 period, compared with the same period last year, primarily reflects: • A $149 million increase due to adjusted EBITDA from EnLink; offset by • A $63 million decrease due to the interstate natural gas pipeline divestiture.

ONEOK Announces Higher Second Quarter 2025 Earnings and Affirms 2025 Financial Guidance Ranges Aug. 4, 2025 Page 6 -more- EARNINGS CONFERENCE CALL AND WEBCAST: Members of ONEOK’s management team will participate in a conference call at 11 a.m. Eastern (10 a.m. Central) on Aug. 5, 2025. The call will also be webcast. To participate in the conference call, dial 877-883-0383, entry number 9706904, or log on to the webcast at www.oneok.com. If you are unable to participate in the conference call or the webcast, the replay will be available on ONEOK’s website, www.oneok.com, for one year. A recording will be available by phone for seven days. The playback call may be accessed at 877-344-7529, access code 4363302. LINK TO EARNINGS TABLES AND PRESENTATION: https://ir.oneok.com/financial-information/financial-reports NON-GAAP (GENERALLY ACCEPTED ACCOUNTING PRINCIPLES) FINANCIAL MEASURES: ONEOK has disclosed in this news release adjusted earnings before interest, taxes, depreciation and amortization (adjusted EBITDA), a non-GAAP financial metric used to measure the company’s financial performance. Adjusted EBITDA is defined as net income adjusted for interest expense, depreciation and amortization, noncash impairment charges, income taxes, noncash compensation expense, and other noncash items; and includes adjusted EBITDA from the company’s unconsolidated affiliates using the same recognition and measurement methods used to record equity in net earnings from investments. Adjusted EBITDA from unconsolidated affiliates is calculated consistently with the definition above and excludes items such as interest expense, depreciation and amortization, income taxes and other noncash items. Adjusted EBITDA is useful to investors because it and similar measures are used by many companies in the industry as a measure of financial performance and is commonly employed by financial analysts and others to evaluate ONEOK’s financial performance and to compare the company’s financial performance with the performance of other companies within the industry. Adjusted EBITDA should not be considered in isolation or as a substitute for net income or any other measure of financial performance presented in accordance with GAAP. This non-GAAP financial measure excludes some, but not all, items that affect net income. Additionally, this calculation may not be comparable with similarly titled measures of other companies. A reconciliation of net income to adjusted EBITDA is included in the tables. At ONEOK (NYSE: OKE), we deliver energy products and services vital to an advancing world. We are a leading midstream operator that provides gathering, processing, fractionation, transportation, storage and marine export services. Through our approximately 60,000-mile pipeline network, we transport the natural gas, natural gas liquids (NGLs), refined products and

ONEOK Announces Higher Second Quarter 2025 Earnings and Affirms 2025 Financial Guidance Ranges Aug. 4, 2025 Page 7 -more- crude oil that help meet domestic and international energy demand, contribute to energy security and provide safe, reliable and responsible energy solutions needed today and into the future. As one of the largest integrated energy infrastructure companies in North America, ONEOK is delivering energy that makes a difference in the lives of people in the U.S. and around the world. ONEOK is an S&P 500 company headquartered in Tulsa, Oklahoma. For information about ONEOK, visit the website: www.oneok.com. For the latest news about ONEOK, find us on LinkedIn, Facebook, X and Instagram. This news release contains certain "forward-looking statements" within the meaning of federal securities laws. Words such as “anticipates,” “believes,” “continues,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “guidance,” “intends,” “may,” “might,” “outlook,” “plans,” “potential,” “projects,” “scheduled,” “should,” “target,” “will,” “would,” and similar expressions may be used to identify forward-looking statements. Forward-looking statements are not statements of historical fact and reflect our current views about future events. Such forward-looking statements include, but are not limited to, future financial and operating results, our plans, objectives, expectations and intentions, and other statements that are not historical facts, including future results of operations, adjusted EBITDA, projected cash flow and liquidity, business strategy, expected synergies or cost savings, and other plans and objectives for future operations. No assurances can be given that the forward-looking statements contained in this news release will occur as projected and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties, many of which are beyond our control, and are not guarantees of future results. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward- looking statements. These risks and uncertainties include, without limitation, the following: • the impact on drilling and production by factors beyond our control, including the demand for natural gas, NGLs, Refined Products and crude oil; producers’ desire and ability to drill and obtain necessary permits; regulatory compliance; reserve performance; and capacity constraints and/or shut downs on the pipelines that transport crude oil, natural gas, NGLs, and Refined Products from producing areas and our facilities; • the impact of unfavorable economic and market conditions, inflationary pressures, which may increase our capital expenditures and operating costs, raise the cost of capital or depress economic growth; • the impact of the volatility of natural gas, NGL, Refined Products and crude oil prices on our earnings and cash flows, which is impacted by a variety of factors beyond our control, including international terrorism and conflicts and geopolitical instability; • the impact of reduced volatility in energy prices or new government regulations that could discourage our storage customers from holding positions in Refined Products, crude oil and natural gas; • the economic or other impact of announced or future tariffs, including inflationary impacts; • our dependence on producers, gathering systems, refineries and pipelines owned and operated by others and the impact of any closures, interruptions or reduced activity levels at these facilities; • the impact of increased attention to ESG issues, including climate change, and risks associated with the physical and financial impacts of climate change; • risks associated with operational hazards and unforeseen interruptions at our operations; • the inability of insurance proceeds to cover all liabilities or incurred costs and losses, or lost earnings, resulting from a loss; • the risk of increased costs for insurance premiums or less favorable coverage; • demand for our services and products in the proximity of our facilities; • risks associated with our ability to hedge against commodity price risks or interest rate risks; • a breach of information security, including a cybersecurity attack, or failure of one or more key information technology or operational systems, and terrorist attacks, including cyber sabotage; • exposure to construction risk and supply risks if adequate natural gas, NGL, Refined Products and crude oil supply is unavailable upon completion of facilities; • the accuracy of estimates of hydrocarbon reserves, which could result in lower than anticipated volumes; • our lack of ownership over all of the land on which our property is located and certain of our facilities and equipment; • the impact of changes in estimation, type of commodity and other factors on our measurement adjustments; • excess capacity on our pipelines, processing, fractionation, terminal and storage assets; • risks associated with the period of time our assets have been in service; • our partial reliance on cash distributions from our unconsolidated affiliates on our operating cash flows;

ONEOK Announces Higher Second Quarter 2025 Earnings and Affirms 2025 Financial Guidance Ranges Aug. 4, 2025 Page 8 -more- • our ability to cause our joint ventures to take or not take certain actions unless some or all of our joint-venture participants agree; • our reliance on others to operate certain joint-venture assets and to provide other services; • our ability to use net operating losses and certain tax attributes; • increased regulation of exploration and production activities, including hydraulic fracturing, well setbacks and disposal of wastewater; • impacts of regulatory oversight and potential penalties on our business; • risks associated with the rate regulation, challenges or changes, which may reduce the amount of cash we generate; • the impact of our gas liquids blending activities, which subject us to federal regulations that govern renewable fuel requirements in the U.S.; • incurrence of significant costs to comply with the regulation of greenhouse gas emissions; • the impact of federal and state laws and regulations relating to the protection of the environment, public health and safety on our operations, as well as increased litigation and activism challenging oil and gas development as well as changes to and/or increased penalties from the enforcement of laws, regulations and policies; • the impact of unforeseen changes in interest rates, debt and equity markets and other external factors over which we have no control; • actions by rating agencies concerning our credit; • our indebtedness and guarantee obligations could cause adverse consequences, including making us vulnerable to general adverse economic and industry conditions, limiting our ability to borrow additional funds and placing us at competitive disadvantages compared with our competitors that have less debt; • an event of default may require us to offer to repurchase certain of our or ONEOK Partners’ senior notes or may impair our ability to access capital; • the right to receive payments on our outstanding debt securities and subsidiary guarantees is unsecured and effectively subordinated to any future secured indebtedness and any existing and future indebtedness of our subsidiaries that do not guarantee the senior notes; • use by a court of fraudulent conveyance to avoid or subordinate the cross guarantees of our or ONEOK Partners’ indebtedness; • the risks associated with pending or possible acquisitions and dispositions, including our ability to finance or integrate any such acquisitions and any regulatory delay or conditions imposed by regulatory bodies in connection with any such acquisitions and dispositions; • the risk that the EnLink and Medallion businesses will not be integrated successfully; • our ability to effectively manage our expanded operations following closing of recent acquisitions; • our ability to pay dividends; • our exposure to the credit risk of our customers or counterparties; • a shortage of skilled labor; • misconduct or other improper activities engaged in by our employees; • the impact of potential impairment charges; • the impact of the changing cost of providing pension and health care benefits, including postretirement health care benefits, to eligible employees and qualified retirees; • our ability to maintain an effective system of internal controls; and • the risk factors listed in the reports we have filed and may file with the SEC. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Other than as required under securities laws, ONEOK undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or changes in circumstances, expectations or otherwise. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in the most recent reports on Form 10-K and Form 10-Q and other documents of ONEOK on file with the SEC. ONEOK's SEC filings are available publicly on the SEC's website at www.sec.gov. ###

ONEOK Announces Higher Second Quarter 2025 Earnings and Affirms 2025 Financial Guidance Ranges Aug. 4, 2025 Page 9 -more- ONEOK, Inc. and Subsidiaries CONSOLIDATED STATEMENTS OF INCOME Three Months Ended Six Months Ended June 30, June 30, (Unaudited) 2025 2024 2025 2024 (Millions of dollars, except per share amounts) Revenues Commodity sales $ 6,726 $ 3,994 $ 13,638 $ 7,922 Services and other 1,161 900 2,292 1,753 Total revenues 7,887 4,894 15,930 9,675 Cost of sales and fuel (exclusive of items shown separately below) 5,360 2,891 11,015 5,788 Operations and maintenance 618 486 1,273 969 Depreciation and amortization 368 262 748 516 General taxes 88 83 185 169 Transaction costs 22 4 64 7 Other operating income, net — (61) (6) (67) Operating income 1,431 1,229 2,651 2,293 Equity in net earnings from investments 81 88 189 164 Other income, net 39 4 41 11 Interest expense (net of capitalized interest of $12, $16, $22 and $28, respectively) (438) (298) (880) (598) Income before income taxes 1,113 1,023 2,001 1,870 Income taxes (260) (243) (457) (451) Net income 853 780 1,544 1,419 Less: Net income attributable to noncontrolling interests (12) — (67) — Net income attributable to ONEOK $ 841 $ 780 $ 1,477 $ 1,419 Basic earnings per common share $ 1.34 $ 1.33 $ 2.38 $ 2.43 Diluted earnings per common share $ 1.34 $ 1.33 $ 2.38 $ 2.42 Average shares (millions) Basic 627.2 584.6 619.3 584.4 Diluted 628.1 585.8 620.3 585.7

ONEOK Announces Higher Second Quarter 2025 Earnings and Affirms 2025 Financial Guidance Ranges Aug. 4, 2025 Page 10 -more- ONEOK, Inc. and Subsidiaries CONSOLIDATED BALANCE SHEETS June 30, Dec. 31, (Unaudited) 2025 2024 Assets (Millions of dollars) Current assets Cash and cash equivalents $ 97 $ 733 Accounts receivable, net 2,484 2,326 Inventories 858 748 Other current assets 457 431 Total current assets 3,896 4,238 Property, plant and equipment Property, plant and equipment 53,689 52,274 Accumulated depreciation and amortization 6,974 6,339 Net property, plant and equipment 46,715 45,935 Other assets Investments in unconsolidated affiliates 2,446 2,316 Goodwill 8,097 8,091 Intangible assets, net 2,969 3,039 Other assets 401 450 Total other assets 13,913 13,896 Total assets $ 64,524 $ 64,069

ONEOK Announces Higher Second Quarter 2025 Earnings and Affirms 2025 Financial Guidance Ranges Aug. 4, 2025 Page 11 -more- ONEOK, Inc. and Subsidiaries CONSOLIDATED BALANCE SHEETS (Continued) June 30, Dec. 31, (Unaudited) 2025 2024 Liabilities and equity (Millions of dollars) Current liabilities Current maturities of long-term debt $ 1,637 $ 1,059 Short-term borrowings 1,205 — Accounts payable 2,453 2,187 Commodity imbalances 238 260 Accrued interest 474 511 Other current liabilities 639 702 Total current liabilities 6,646 4,719 Long-term debt, excluding current maturities 29,625 31,018 Deferred credits and other liabilities Deferred income taxes 5,775 5,451 Other deferred credits 574 748 Total deferred credits and other liabilities 6,349 6,199 Commitments and contingencies Equity Preferred stock, $0.01 par value: authorized 20,000 shares; issued and outstanding 0 shares at June 30, 2025; issued and outstanding 20,000 shares at Dec. 31, 2024 — — Common stock, $0.01 par value: authorized 1,200,000,000 shares; issued 655,909,018 shares and outstanding 629,749,279 shares at June 30, 2025; issued 609,713,834 shares and outstanding 583,110,633 shares at Dec. 31, 2024 7 6 Paid-in capital 20,923 16,354 Accumulated other comprehensive loss (63) (96) Retained earnings 1,765 1,579 Treasury stock, at cost: 26,159,739 shares at June 30, 2025, and 26,603,201 shares at Dec. 31, 2024 (802) (807) Total ONEOK shareholders’ equity 21,830 17,036 Noncontrolling interests in consolidated subsidiaries 74 5,097 Total equity 21,904 22,133 Total liabilities and equity $ 64,524 $ 64,069

ONEOK Announces Higher Second Quarter 2025 Earnings and Affirms 2025 Financial Guidance Ranges Aug. 4, 2025 Page 12 -more- ONEOK, Inc. and Subsidiaries CONSOLIDATED STATEMENTS OF CASH FLOWS Six Months Ended June 30, (Unaudited) 2025 2024 (Millions of dollars) Operating activities Net income $ 1,544 $ 1,419 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 748 516 Equity in net earnings from investments (189) (164) Distributions received from unconsolidated affiliates 198 167 Deferred income taxes 394 385 Other, net 23 2 Changes in assets and liabilities: Accounts receivable (153) 384 Inventories, net of commodity imbalances (140) 6 Accounts payable 301 (258) Risk-management assets and liabilities 14 (93) Other assets and liabilities, net (311) (338) Cash provided by operating activities 2,429 2,026 Investing activities Capital expenditures (less allowance for equity funds used during construction) (1,378) (991) Cash paid for acquisitions, net of cash received — (357) Purchases of and contributions to unconsolidated affiliates (155) (98) Other, net 25 112 Cash used in investing activities (1,508) (1,334) Financing activities Dividends paid (1,287) (1,156) Short-term borrowings, net 1,205 180 Repurchase of common stock (30) — Delaware Basin JV acquisition (536) — Repayment of long-term debt (803) — Other, net (106) (18) Cash used in financing activities (1,557) (994) Change in cash and cash equivalents (636) (302) Cash and cash equivalents at beginning of period 733 338 Cash and cash equivalents at end of period $ 97 $ 36

ONEOK Announces Higher Second Quarter 2025 Earnings and Affirms 2025 Financial Guidance Ranges Aug. 4, 2025 Page 13 -more- ONEOK, Inc. and Subsidiaries INFORMATION AT A GLANCE Three Months Ended Six Months Ended June 30, June 30, (Unaudited) 2025 2024 2025 2024 (Millions of dollars, except as noted) Natural Gas Liquids Operating costs, excluding noncash compensation adjustments $ 195 $ 174 $ 398 $ 347 Depreciation and amortization $ 112 $ 86 $ 225 $ 171 Adjusted EBITDA from unconsolidated affiliates $ 22 $ 27 $ 50 $ 44 Adjusted EBITDA $ 673 $ 635 $ 1,308 $ 1,223 Raw feed throughput (MBbl/d) (a) 1,527 1,365 1,411 1,303 Average Conway-to-Mont Belvieu Oil Price Information Service price differential - ethane in ethane/propane mix ($/gallon) $ 0.02 $ 0.04 $ 0.01 $ 0.02 Capital expenditures $ 135 $ 285 $ 306 $ 538 (a) Represents physical raw feed volumes for which ONEOK provides transportation and/or fractionation services. Refined Products and Crude Operating costs, excluding noncash compensation adjustments $ 210 $ 209 $ 427 $ 419 Depreciation and amortization $ 106 $ 81 $ 222 $ 161 Adjusted EBITDA from unconsolidated affiliates $ 34 $ 41 $ 82 $ 76 Adjusted EBITDA $ 557 $ 467 $ 1,028 $ 848 Refined products volume shipped (MBbl/d) (a) 1,503 1,536 1,452 1,473 Crude oil volume shipped (MBbl/d) (a) 1,782 731 1,814 739 Capital expenditures $ 184 $ 33 $ 325 $ 75 (a) Includes volumes for consolidated entities only. Natural Gas Gathering and Processing Operating costs, excluding noncash compensation adjustments $ 229 $ 114 $ 479 $ 227 Depreciation and amortization $ 122 $ 74 $ 248 $ 144 Adjusted EBITDA from unconsolidated affiliates $ 1 $ 1 $ 3 $ 3 Adjusted EBITDA $ 540 $ 371 $ 1,031 $ 677 Natural gas processed (MMcf/d) (a) 5,573 2,326 5,412 2,257 Capital expenditures $ 341 $ 101 $ 582 $ 217 (a) Includes volumes for consolidated entities only. Includes volumes ONEOK processed at company-owned and third-party facilities. Natural Gas Pipelines Operating costs, excluding noncash compensation adjustments $ 53 $ 50 $ 104 $ 101 Depreciation and amortization $ 25 $ 18 $ 48 $ 36 Adjusted EBITDA from unconsolidated affiliates $ 55 $ 41 $ 116 $ 88 Adjusted EBITDA $ 188 $ 152 $ 400 $ 317 Natural gas transportation capacity contracted (MDth/d) (a) 4,650 4,458 4,657 4,472 Transportation capacity contracted (a) 97% 96% 97% 96 % Capital expenditures $ 52 $ 52 $ 114 $ 131 (a) Includes capacity contracted for consolidated Oklahoma and Texas intrastate pipeline entities only.

ONEOK Announces Higher Second Quarter 2025 Earnings and Affirms 2025 Financial Guidance Ranges Aug. 4, 2025 Page 14 -more- ONEOK, Inc. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Three Months Ended Six Months Ended June 30, June 30, (Unaudited) 2025 2024 2025 2024 (Millions of dollars) Reconciliation of net income to adjusted EBITDA Net income $ 853 $ 780 $ 1,544 $ 1,419 Interest expense, net of capitalized interest 438 298 880 598 Depreciation and amortization 368 262 748 516 Income taxes 260 243 457 451 Adjusted EBITDA from unconsolidated affiliates 113 110 252 211 Equity in net earnings from investments (81) (88) (189) (164) Noncash compensation expense and other (a) 30 19 64 34 Adjusted EBITDA $ 1,981 $ 1,624 $ 3,756 $ 3,065 Reconciliation of segment adjusted EBITDA to adjusted EBITDA Segment adjusted EBITDA: Natural Gas Gathering and Processing $ 540 $ 371 $ 1,031 $ 677 Natural Gas Liquids 673 635 1,308 1,223 Natural Gas Pipelines 188 152 400 317 Refined Products and Crude 557 467 1,028 848 Other (a) 23 (1) (11) — Adjusted EBITDA $ 1,981 $ 1,624 $ 3,756 $ 3,065 (a) The three and six months ended June 30, 2025, included transaction costs related primarily to the EnLink acquisition of $21 million and $52 million, respectively, included within other and $1 million and $12 million, respectively, included within noncash compensation expense and other.